                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 22, 2001



                        INHALE THERAPEUTIC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)





            000-23556                                   94-3134940
      (Commission File No.)                  (IRS Employer Identification No.)





                               150 INDUSTRIAL ROAD
                              SAN CARLOS, CA 94070
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 631-3100



                           --------------------------

ITEM 5.  OTHER EVENTS

On May 22, 2001, Inhale Therapeutic Systems, Inc. ("Inhale") announced an offer to acquire privately-held Shearwater Corporation, a research-based drug delivery company incorporated in Alabama. Shearwater is a leader in advanced PEGylation technology for enhancing delivery performance of most major drug classes, including macromolecules such as peptides and proteins, small molecules, and other drugs.

Inhale's press release, dated May 22, 2001, titled "Inhale Announces Agreement to Acquire Shearwater Corporation" is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

     Exhibit
     Number       Description
     ---------    -----------------------------------------------------------
     99.1         Press Release titled "Inhale Announces Agreement to Acquire
                  Shearwater Corporation" dated May 22, 2001.


                                       2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INHALE THERAPEUTIC SYSTEMS, INC.


Dated: May 22, 2001             By:   /s/ Brigid A. Makes
                                      ------------------------------------------
                                          Brigid A. Makes

                                      Chief Financial Officer and Vice President
                                      (Principal Financial and Accounting
                                      Officer)